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                                                                   Exhibit 10.18
                                                                   -------------

                               WAIVER AND CONSENT
                               ------------------

         This Waiver and Consent is given as of the 6th day of May, 2002, under the Revolving Credit Agreement (as amended, modified, supplemented, renewed or restated from time to time, the "Credit Agreement") made as of the 22nd day of April, 1999, by and among Royster-Clark, Inc., a Delaware Corporation (the "Borrower") and the various financial institutions as are or may become parties thereto (collectively the "Lenders"). This Waiver and Consent is made by the Lenders signatory hereto (being at least the "Required Lenders," as defined in the Credit Agreement).

                                    RECITALS

         Except as defined herein, all capitalized terms used in this Waiver and Consent shall have meaning assigned to them in the Credit Agreement.

         Pursuant to Section 7.2.4.(d) of the Credit Agreement, Financial
                     -----------------                          ---------
Covenants, Borrower is required to maintain a Minimum Net Worth of $70,000,000,
---------
for the period ending March 31, 2002. Pursuant to Section 7.2.4.(f) of the
                                                  -----------------
Credit Agreement, Financial Covenants, Borrower is required to maintain a
                  -------------------
Minimum Working Capital of $40,000,000 for the period ending March 31, 2002. Borrower has informed the Administrative Agent that it has failed to meet the required financial covenants for Minimum Net Worth and Minimum Working Capital for the period ending March 31, 2002. Borrower has requested that the Administrative Agent and the Lenders waive Borrower's compliance with such financial covenants and requirements under the Credit Agreement and the Administrative Agent and Lenders are willing to do so on the terms and conditions herein contained.

         NOW, THEREFORE, the Administrative Agent and the undersigned Lenders provide this Waiver and Consent as follows:

         1. Any violation of the terms of the Credit Agreement or any other Loan Document, that would result from the failure of Borrower to comply with the Minimum Net Worth and Minimum Working Capital financial covenants and requirements for the period ending March 31, 2002 shall be and is hereby waived and consent to such waiver by the Administrative Agent and undersigned Lenders shall be and is hereby given in accordance with Section 10.1 of the Credit Agreement.

         2. Notwithstanding the foregoing Waiver and Consent, it is expressly understood and agreed that the Lenders shall have the right at all times hereafter to require strict performance by Borrower of all terms of the Credit Agreement or any other Loan Document, including without limitation, the terms of Sections 7.2.4(d) and 7.2.4(f) of the Borrower Pledge and Security Agreement and the Subsidiary Pledge and Security Agreement, that the Lenders do not waive, affect or diminish any right, power or remedy of the Lenders under the Credit Agreement or any other Loan Document except as expressly set forth herein and that except as expressly set forth herein, the Credit Agreement and each other Loan Document shall continue in

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full force and effect in accordance with their respective terms.

         3. In order to induce the Administrative Agent and the Required Lenders to execute and deliver this Waiver and Consent, the Borrower hereby represents and warrants, on and as of the date first above written, that, after giving effect to the provisions of this Waiver and Consent:

              (a) the representations and warranties set forth in Article VI of the Credit Agreement and in each other Loan Document are, in each case, true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); and

              (b) no Default, other than as stated herein, has occurred and is continuing.

         4. This Waiver and Consent may be executed in several counterparts, each of which shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original) and all of which shall constitute together but one and the same document.

         5. This Waiver and Consent is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

         6. This Waiver and Consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         7. Borrower shall pay a Waiver and Consent fee of Five Thousand Dollars ($5,000) to each Lender that has signed this Waiver and Consent, without changes or reservations, and delivered it to the Administrative Agent on or before 5:00 p.m. (Denver Time) on May 6, 2002.

         8. THIS WAIVER AND CONSENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, this Waiver and Consent has been duly executed as of the day and year first above written.

                                     ROYSTER-CLARK, INC., Borrower
                                     600 5/th/ Avenue, Suite 2500
                                     New York, New York 10020

                                     By /s/ Francis P. Jenkins
                                         ---------------------------------------
                                            Francis P.Jenkins
                                     Its    Chairman and Chief Executive Officer
                                         ---------------------------------------



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                                            LENDERS

                                            U.S. BANK NATIONAL ASSOCIATION, as
                                            Agent and as a Lender
                                            950 17th Street, Suite 350
                                            Denver, Colorado  80202


                                            By       /s/ Alan V. Schuler
                                                --------------------------------
                                                         Alan V. Schuler
                                            Its          Vice President
                                                --------------------------------

                                            COOPERATIEVE CENTRALE
                                            RAIFFEISEN-BOERENLEENBANK B.A.,
                                            "RABOBANK INTERNATIONAL",
                                            NEW YORK BRANCH
                                            300 South Wacker Drive, Suite 3500
                                            Chicago, Illinois 60406

                                            By
                                                --------------------------------
                                            Its
                                                --------------------------------

                                            By
                                                --------------------------------
                                            Its
                                                --------------------------------

                                            TRANSAMERICA BUSINESS CREDIT
                                            CORPORATION
                                            8750 West Bryn Mawr, Suite 720
                                            Chicago, Illinois 60631

                                            By       /s/ Vik Dewanjee
                                                --------------------------------
                                                         Vik Dewanjee
                                            Its          Vice President
                                                --------------------------------

                                            WELLS FARGO BANK

                                            Loan Adjustment Group
                                            45 Fremont Street, Second Floor
                                            San Francisco, California 94105

                                            By
                                                --------------------------------
                                            Its
                                                --------------------------------




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                                          HARRIS TRUST AND SAVINGS BANK
                                          111 West Monroe St., 18/th/ Floor West
                                          Chicago, Illinois 60690

                                          By       /s/ Christopher Fisher
                                                --------------------------------
                                                         Christopher Fisher
                                          Its          Vice President
                                                --------------------------------

                                          LaSALLE BUSINESS CREDIT, INC.
                                          565 5th Avenue, 27/th/ Floor
                                          New York, New York 10017

                                          By       /s/ Anthony Lavinio
                                                --------------------------------
                                                        Anthony Lavinio
                                          Its         Assistant Vice President
                                                --------------------------------

                                          BANK OF AMERICA
                                          BUSINESS CREDIT
                                          600 Peachtree Street, 13th Floor
                                          Atlanta, Georgia 30308


                                          By       /s/ E. Middleton Thorne III
                                                --------------------------------
                                                         E. Middleton Thorne III
                                          Its          Vice President
                                                --------------------------------

                                          FINOVA CAPITAL CORPORATION
                                          4800 N. Scottsdale Road
                                          Scottsdale, Arizona 85259

                                          By       /s/ David Sands
                                                --------------------------------
                                                         David Sands
                                          Its          Vice President
                                                --------------------------------

                                          PNC BANK, NA
                                          Two PNC Plaza-/18th/ Floor
                                          620 Liberty Avenue
                                          Pittsburgh, Pennsylvania 15222

                                          By       /s/ Peter Redington
                                                --------------------------------
                                                        Peter Redington
                                          Its         Assistant Vice President
                                                --------------------------------

                                          IBJ WHITEHALL FINANCIAL GROUP
                                          One State Street
                                          New York, New York 10004

                                          By       /s/ Alan F. McKay
                                                --------------------------------
                                                         Alan F. McKay
                                          Its          Vice President
                                                 -------------------------------


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                                            ORIX BUSINESS CREDIT, INC.
                                            846 East Algonquin Road, Suite A100
                                            Schaumburg, Illinois 60173

                                            By
                                                --------------------------------
                                            Its
                                                --------------------------------

                                            THE PROVIDENT BANK
                                            One East Fourth Street, 249 A
                                            Cincinnati, Ohio 45202

                                            By       /s/ Marshall Stuart
                                                --------------------------------
                                                         Marshall Stuart
                                            Its          Vice President
                                                --------------------------------



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